Page 17 of 92 Pages

                                    EXHIBIT A

                             JOINT FILING AGREEMENT


The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of MedicaLogic/Medscape, Inc. (f/k/a MedicaLogic, Inc.) dated as of January 16, 2001, is, and any amendments thereto (including amendments on Schedule 13G) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.


Date:     January 16, 2001              QUANTUM INDUSTRIAL PARTNERS LDC

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                           ------------------------------------
                                           Richard D. Holahan, Jr.
                                           Attorney-in-Fact


Date:     January 16, 2001              QIH MANAGEMENT INVESTOR, L.P.

                                        By: QIH MANAGEMENT, INC.,
                                            its General Partner

                                            By: /S/ RICHARD D. HOLAHAN, JR.
                                               --------------------------------
                                               Richard D. Holahan, Jr.
                                               Secretary


Date:     January 16, 2001              QIH MANAGEMENT, INC.

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                           ------------------------------------
                                           Richard D. Holahan, Jr.
                                           Secretary


Date:     January 16, 2001              SOROS FUND MANAGEMENT LLC

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                           ------------------------------------
                                           Richard D. Holahan, Jr.
                                           Assistant General Counsel

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                                                            Page 18 of 92 Pages

Date:     January 16, 2001              SFM DOMESTIC INVESTMENTS LLC

                                        By:     George Soros
                                                Its Managing Member

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                           ------------------------------------
                                           Richard D. Holahan, Jr.
                                           Attorney-in-Fact


Date:     January 14, 2001              GEORGE SOROS

                                        By: /S/ RICHARD D. HOLAHAN, JR.
                                           ------------------------------------
                                           Richard D. Holahan, Jr.
                                           Attorney-in-Fact